WRITTEN CONSENT TO ACTION WITHOUT MEETING OF COMMITTEE
APPOINTED BY THE BOARD OF DIRECTORS OF
BANK OF AMERICA CORPORATION

February 6, 2004

AUTHORIZATION OF CALLABLE FLOATING RATE SENIOR NOTES, DUE 2007

     WHEREAS, the Board of Directors of Bank of America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of its unsecured debt securities (the "Debt Securities"), common stock and other securities in one or more public offerings, $20,000,000,000 of which securities have been registered with the Securities and Exchange Commission pursuant to the Corporation's registration statement on Form S-3, Registration No. 333-97197 (the "Shelf");

     WHEREAS, the Corporation has issued and sold pursuant to or allocated under the Shelf $15,430,000,000 of its Debt Securities leaving an additional $3,835,000,000 in aggregate principal amount of unallocated Debt Securities, common stock and other securities that may be issued and sold pursuant to the Shelf;

    WHEREAS, by resolutions (the "Resolutions") adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on July 24, 2002, this Committee (the "Committee") was authorized by the Board to take action in connection with the issuance of the Corporation's Debt Securities, common stock and other securities to be offered at the times and on terms to be determined by the Committee;

     WHEREAS, this Committee has determined that issuing a series of Debt Securities in the form of five-year senior floating-rate notes, initially in the principal amount of $1,500,000,000, is advisable and in the best interests of the Corporation; and

    WHEREAS, no stop order suspending the effectiveness of the above described registration statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the Resolutions, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Senior Trustee"), dated as of January 1, 1995, as supplemented by a First Supplemental Indenture dated as of September 18, 1998 and a Second Supplemental Indenture dated as of May 7, 2001 (the "Senior Indenture"), the issue and sale by the Corporation of a series of its senior indebtedness, initially in the aggregate principal amount of $1,500,000,000, is hereby authorized and approved, which series of senior notes is designated "Callable Floating Rate Senior Notes, due 2007" (the "Senior Notes"), and shall be subject to the terms and entitled to the benefits of the Senior Indenture;

     RESOLVED FURTHER, that the Senior Notes to be issued and sold under the authority of these resolutions shall be allocated from those securities previously authorized by the Board and registered for sale under the Shelf;

     RESOLVED FURTHER, that the amount of this series of Senior Notes shall initially be set at $1,500,000,000, but may be increased at any time within the next nine months (or as permitted by Internal Revenue Service regulations) upon delivery of a supplemental officers' certificate setting forth the terms of such additional amounts;

     RESOLVED FURTHER, that the Senior Notes shall bear a floating rate of interest based on the London interbank offered rate ("LIBOR") for deposits in U.S. dollars maturing in three months, as such rate appears on the designated LIBOR page as of 11:00 a.m., London time, on the "Interest Determination Date," as defined below, plus a spread equal to 4 basis points until August 14, 2005 and 14 basis points thereafter;

     RESOLVED FURTHER, that the "Interest Determination Date" shall be the second "London Banking Day" preceding the related interest reset date; and that a "London Banking Day" shall be any day on which commercial banks are open for business (including dealings in U.S. dollars) in London, England;

    RESOLVED FURTHER, that the interest reset dates shall be February 15, May 15, August 15, and November 15, commencing May 15, 2004; and the interest payment dates shall be February 15, May 15, August 15, and November 15, commencing May 15, 2004; and that the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

     RESOLVED FURTHER, that the Senior Notes may be redeemed at the option of the Corporation in whole, but not in part, at any time, on giving not less than 30 nor more than 60 calendar days' notice to the Senior Trustee and the holders of the Senior Notes, on May 15, 2005 or any interest payment date thereafter;

     RESOLVED FURTHER, that prior to the publication of any notice of redemption, the Corporation shall deliver to the Senior Trustee a certificate signed by the Chief Financial Officer or a Senior Vice President of the Corporation stating that the Corporation is entitled to effect such redemption and setting forth a statement of facts showing the conditions precedent to the right to redeem;

     RESOLVED FURTHER, that the Senior Notes so redeemed will be redeemed at 100% of their principal amount plus accrued and unpaid interest, if any, up to (but excluding) the date of redemption;

     RESOLVED FURTHER, that the maturity date of the Senior Notes shall be February 15, 2007;

     RESOLVED FURTHER, that the initial series of Senior Notes shall be sold to Banc of America Securities LLC and the other Underwriters (as named in the Senior Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement dated as of February 6, 2004 between the Corporation and the Underwriters (the "Underwriting Agreement"), who the Committee understands will reoffer the Senior Notes for sale in a public offering;

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     RESOLVED FURTHER, that the Senior Notes shall be sold to the Underwriters on February 17, 2004, at a price of 99.99% of the principal amount, and that the Senior Notes shall be initially offered to the public at a price of 100.00% of the principal amount;

     RESOLVED FURTHER, that the Senior Notes shall be issued as Registered Securities (as defined in the Senior Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of The Depository Trust Company, in the manner requested by the Representatives, in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about February 17, 2004 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that any Authorized Officer (as described herein) is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the Underwriting Agreement, in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Senior Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

     RESOLVED FURTHER, that, with respect to the Senior Notes, a "Business Day" shall mean any weekday that is not a legal holiday in New York, New York, Charlotte, North Carolina, or London, England and is not a day on which banking institutions in those cities are authorized or required by law or regulation to be closed;

     RESOLVED FURTHER, that the Senior Notes shall not be entitled to any sinking fund and shall not be subject to the provisions of Sections 14.02 and 14.03 of the Senior Indenture;

     RESOLVED FURTHER, that the Senior Notes shall be executed in the name of and on behalf of the Corporation by the Chairman and Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Senior Notes, cease to be such an officer prior to the issuance of such Senior Notes, the Senior Notes so signed or bearing such facsimile signature nevertheless shall be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Kenneth D. Lewis, Chairman and Chief Executive Officer of the Corporation, James T. Houghton, Senior Vice President of the Corporation, Karen A. Gosnell, Senior Vice President of the Corporation, Page P. C. Stephens, Senior Vice President of the Corporation, Ann J. Travis, Vice President of the Corporation, Mary Wright Rantala, Vice President of the Corporation, Rachel R. Cummings, Secretary of the Corporation, and Allison L. Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

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     RESOLVED FURTHER, that pursuant to the provisions of the Senior Indenture, the Chairman and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Senior Notes, upon execution thereof, to be delivered to the Senior Trustee under the Senior Indenture, or to any agent designated by the Senior Trustee, for authentication and delivery by it and to deliver to the Senior Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Senior Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Senior Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Senior Trustee, shall act as agent for the Corporation for the registration, transfer, exchange and payment of the Senior Notes (the "Senior Paying Agent"), and as authenticating agent, and that the offices of the Senior Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Senior Indenture, as the office or agency of the Corporation where the Senior Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Senior Trustee under the Senior Indenture in connection with such duties;

     RESOLVED FURTHER, that the Corporation will not pay Additional Amounts to the owners and holders of the Senior Notes;

     RESOLVED FURTHER, that whenever the Senior Trustee or Senior Paying Agent, in its capacity as such, shall deem it expedient, it may apply to counsel for the Corporation for advice or instructions, and, for its actions and good faith in such capacity, including, but not limited to, action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the initial series of the Senior Notes, and to increase the amount of issued and outstanding Senior Notes of this series up to the maximum amount authorized and unissued under the Shelf, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Senior Notes; the appointment of Banc of America Securities LLC, or any other entity, as calculation agent, and the negotiation, execution and delivery of an appropriate calculation agreement; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate underwriting agreement; the preparation of necessary amendments or supplements to the applicable global prospectus supplement for the Senior Notes; and the execution and delivery of necessary closing documents; and

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.